Exhibit 32.1


                                  CERTIFICATION

     In connection with the Annual Report of Graham Packaging Holdings Company on Form 10-K/A Amendment No. 1 for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Philip R. Yates, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that :

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Graham Packaging Holdings Company.

Date: November 14, 2005

                                   By: /s/ Philip R. Yates
                                      ----------------------------------
                                      Philip R. Yates
                                      Chief Executive Officer














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